UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2018

Houston Wire & Cable Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10201 North Loop East, Houston, Texas 77029
(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

As explained in Item 5.02 of our 8-K released April 13, 2018, Nicol G. Graham announced his retirement from the company effective April 16, 2018 and that Christopher M. Micklas would join as Vice President and Chief Financial Officer, also effective April 16, 2018.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2018, Houston Wire & Cable Company announced financial results for the first quarter ended March 31, 2018.  A copy of Houston Wire & Cable Company’s press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated May 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Houston Wire & Cable Company

Date: May 10, 2018	By:	/s/ Christopher M. Micklas
Christopher M. Micklas
Vice President & CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Houston Wire & Cable Company dated May 10, 2018